CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




       In connection with the Annual Report of London Pacific Group Limited on Form 10-K for the period ended December 31, 2002 as filed with the U.S. Securities and Exchange Commission (the "Report"), I, Arthur I. Trueger, as Executive Chairman of the registrant certify, pursuant to 18 U.S.C. ss. 1350, as adopted by ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

       (1) The accompanying Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

       (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.



Date:  March 19, 2003                            By:    /s/  Arthur I. Trueger
                                                        Arthur I. Trueger
                                                        Executive Chairman